UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 14, 2007

Date of Report (Date of earliest event reported)

BASIN WATER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51991	20-4736881
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8731 Prestige Court Rancho Cucamonga, CA	91730
(Address of principal executive offices)	(Zip Code)

(909) 481-6800

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 17, 2007, Basin Water, Inc. (“Basin Water”) filed a Current Report on Form 8-K (the “Current Report”), under Items 1.01, 2.01, 3.02, 7.01 and 9.01, to report the acquisition of Mobile Process Technology, Co. (“MPT”) by Basin Water. In the Current Report, Basin Water indicated that it would file the necessary financial information required by Item 9.01 by amendment not later than 71 days after the date on which the Current Report was required to be filed. On November 28, 2007, Basin Water filed a Current Report on Form 8-K/A (the “Amendment No. 1”) which amended and restated Item 9.01 of the Current Report to provide the required financial information.

Basin Water hereby amends Exhibit 99.2 to provide supplemental financial information relating to the acquisition of MPT.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Previously filed on November 28, 2007 on Form 8-K/A.

(b) Pro Forma Financial Information.

Pro forma financial information required by this item is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

(c) Not applicable.

(d) Exhibits.

99.2	Unaudited Condensed Combined Pro Forma Financial Information.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASIN WATER, INC. (Registrant)

Date: December 7, 2007	BY:	/s/ Thomas C. Tekulve
Thomas C. Tekulve Chief Financial Officer, Treasurer and Assistant Secretary

3